Accounting Judgments and Estimates	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Accounting Judgments and Estimates
4.	ACCOUNTING JUDGMENTS AND ESTIMATES
In the application of the Group’s accounting policies, which are described in Note 2, the directors of the Company are required to make judgments, estimates and assumptions about the carrying amounts of assets and liabilities that are not readily apparent from other sources. The estimates and associated assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates.
The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period, or in the period of the revision and future periods if the revision affects both current and future periods.
Following are the key sources of estimation uncertainty at the end of the reporting period that may have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year.
Estimated useful lives and impairment assessment of property, plant and equipment
Buildings and plant and machinery included in property, plant and equipment are depreciated over their estimated useful lives. The assessment of estimated useful lives is a matter of judgment based on the experience of the Group, taking into account factors such as conditions of the buildings and plant and machinery and changes in market demand. Useful lives are periodically reviewed for their appropriateness.
The Group assesses whether there are any indicators of impairment for property, plant and equipment at the end of each reporting period. Property, plant and equipment are tested for impairment when there are indicators that the carrying amounts may not be recoverable. An impairment exists when the carrying value of an asset or a cash-generating unit exceeds its recoverable amount, which is the higher of its fair value less costs of disposal and its value in use. The calculation of the fair value less costs of disposal is based on available data from binding sales transactions in an arm’s length transaction of similar assets or observable market prices less incremental costs for disposing of the asset. When value in use calculations are undertaken, management must estimate the expected future cash flows from the asset or cash generating unit and choose a suitable discount rate in order to calculate the present value of those cash flows.
As of December 31, 2020 and 2019, the carrying amounts of property, plant and equipment were
RMB960,453,000 (US$147,196,000) and RMB1,076,731,000
,

respectively (net of accumulated impairment losses of
RMB64,259,000
and RMB10,259,000 as of December 31, 2020 and 2019). RMB54,000,000 (US$8,276,000) and nil impairment loss was recognized through year 2020 and 2019.
Estimated impairment of other
non-financial
assets
The management determines the impairment loss if circumstances indicate that the carrying value of an asset may not be recoverable. The carrying amounts of assets are reviewed periodically in order to assess whether the recoverable amounts have declined below the carrying amounts. These assets are tested for impairment whenever events or changes in circumstances indicate that their recorded carrying amounts may not be recoverable. When such a decline has occurred, the carrying amount is reduced to recoverable amount.
The recoverable amount is the greater of the fair value less costs of disposal and the value in use. In determining the value in use, expected cash flows generated by the asset are discounted to their present value, which requires significant judgement relating to level of sales volume, sales revenue and amount of operating costs. The Group uses all readily available information in determining an amount that is a reasonable approximation of recoverable amount, including estimates based on reasonable and supportable assumptions and projections of sales volume, sales revenue and amount of operating costs.

As of December 31, 2020 and 2019, the carrying amounts of
right-of-use
assets were RMB348,174,000 (US$53,360,000) and RMB357,599,000, respectively. No impairment loss was recognized for the years presented.
As of December 31, 2020 and 2019, the carrying amount of intangible assets was RMB17,000,000 (US$2,605,000) and RMB17,000,000, respectively. No impairment loss was recognized for the years presented.
Provision for expected credit losses on trade receivables
The Group uses a provision matrix to calculate ECLs for trade receivables. The provision rates are based on days past due for each customer.
The provision matrix is initially based on the Group’s historical observed default rates. The Group will calibrate the matrix to adjust the historical credit loss experience with forward-looking information. For instance, if forecast economic conditions (i.e., gross domestic products) are expected to deteriorate over the next year which can lead to an increased number of defaults in the stone processing sector or the property refurbishment sector, the historical default rates are adjusted. At each reporting date, the historical observed default rates are updated and changes in the forward-looking estimates are analy
z
ed.
The assessment of the correlation among historical observed default rates, forecast economic conditions and ECLs is a significant estimate. The amount of ECLs is sensitive to changes in circumstances and forecast economic conditions. The Group’s historical credit loss experience and forecast of economic conditions may also not be representative of customer’s actual default in the future. The information about the ECLs on the Group’s trade receivables, is disclosed in note 31 to the financial statements.
As of December 31, 2020 and 2019, the carrying amounts of trade receivables were RMB395,165,000 (US$60,562,000) and RMB369,742,000, respectively. No impairment loss of trade receivables was recognized for the years presented.

Allowance for inventories
Management reviews the aging of the inventories at the end of the reporting periods, and makes allowance for obsolete and slow-moving inventory items identified that are no longer suitable for use in production or saleable in the market. Management estimates the net realizable value for such items based primarily on the latest invoice prices and current market conditions.
As of December 31, 2020 and 2019, the carrying amounts of inventories were RMB90,351,000 (US$13,847,000) and RMB129,641,000, respectively. No impairment loss of inventories was recognized for the years presented.
Provision for deferred tax
Determining income tax provisions involves judgement on the future tax treatment of certain transactions. The management evaluates tax implications of transactions and tax provisions are set up accordingly. The tax treatment of such transactions is reconsidered periodically to take into account all changes in tax legislation. Deferred tax assets are recognized for tax losses not yet used and temporary deductible differences. As those deferred tax assets can only be recognized to the extent that it is probable that future taxable profit will be available against which the unused tax credits can be utili
z
ed, management’s judgement is required to assess the probability of future taxable profits. Management’s assessment is constantly reviewed and additional deferred tax assets are recognized if it becomes probable that future taxable profits will allow the deferred tax asset to be recovered.